Exhibit 10.41
MEDICIS PHARMACEUTICAL CORPORATION
2004 STOCK INCENTIVE PLAN
RESTRICTED STOCK AWARD AGREEMENT
     THIS AGREEMENT is made as of [insert date] (the “Date of Grant”) by and between MEDICIS PHARMACEUTICAL CORPORATION, a Delaware corporation (the “Corporation”), and [insert name] (the “Grantee”).
     WHEREAS, the Grantee is a valuable and trusted employee of the Corporation and the Corporation considers it desirable and in its best interests to grant the Grantee an award of restricted Stock (the “Restricted Stock”) under the Medicis Pharmaceutical Corporation 2004 Stock Incentive Plan (the “Plan”);
     WHEREAS, Section 7 of the Plan states that Restricted Stock granted under the Plan shall be evidenced by an agreement incorporating such terms and conditions as the Committee in its absolute discretion deems desirable and consistent with the terms of the Plan;
     WHEREAS, the Committee took action on the Date of Grant to authorize the issuance of the Restricted Stock to the Grantee; and
     WHEREAS, the Grantee and the Corporation, together, consider it desirable and in their best interests to voluntarily promise and agree to submit to binding arbitration any and all claims covered by this Agreement, and to agree that binding arbitration pursuant to this Agreement shall be the sole, exclusive, and final remedy for resolving any such claims and disputes;
     NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained, it is agreed by and between the parties as follows:
     1. GRANT OF RESTRICTED STOCK. Pursuant to Section 9 of the Plan, and subject to the terms and conditions set forth herein and in the Plan, the Corporation hereby grants to the Grantee, in the aggregate [insert number] shares of Restricted Stock, which shall be subject to the restrictions and conditions set forth in this Agreement.
     2. RESTRICTIONS. Except as otherwise provided in this Agreement, the restrictions on the Restricted Stock are that the Stock will be forfeited by the Grantee and all of the Grantee’s rights to such Stock shall immediately terminate without any payment or consideration by the Corporation, in the event of any sale, assignment, transfer, hypothecation, pledge or other alienation of such Restricted Stock made or attempted, whether voluntary or involuntary, and if involuntary whether by process of law in any civil or criminal suit, action or proceeding, whether in the nature of an insolvency or bankruptcy proceeding or otherwise, without the written consent of the Board of Directors of the Corporation (the “Board”), excluding the Grantee if he so serves on the Board (the “Restrictions”).
     3. VESTING. Except as otherwise provided herein or in the Plan, the Restrictions applicable to the Restricted Stock shall lapse (i.e., the Restricted Stock shall “vest”) as to: (a) 10% of the shares of Restricted Stock on the first anniversary of the Date of Grant, (b) 10% of the shares of Restricted Stock on the second anniversary of the Date of Grant, (c) 20% of the shares of Restricted Stock on the third anniversary of the Date of Grant, (d) 30% of the shares of Restricted Stock on the fourth anniversary of the Date of Grant, and (e) 30% of the shares of Restricted Stock on the fifth anniversary of the Date of Grant (each such date, a “Vesting Date”). In no event shall Grantee vest in any additional shares of Restricted Stock following the termination of Grantee’s Continuous Service. All remaining unvested shares of Restricted Stock shall automatically be forfeited upon Grantee’s cessation of Continuous Service.
     4. CHANGE OF CONTROL. In the event of a Change of Control (as defined below), the Restrictions shall lapse with respect to 100% of the Restricted Stock. For purposes hereof, “Change of Control” means:
          (a) the acquisition, other than from the Corporation, by any individual, entity or group (within the meaning of Section 13(d) or 14(d)(2) of the Securities Exchange Act of 1934, as amended from time to time) (the “Exchange Act”), of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 25% or more of either (i) the then outstanding shares of Stock (the “Outstanding Company Stock”) or (ii) the combined voting power of the then outstanding voting securities of the Corporation entitled to vote generally in the election of directors (the “Company Voting Securities”), provided, however, that any acquisition by (x) the Corporation or any of its subsidiaries, or any employee benefit plan (or related trust) sponsored or maintained by the Corporation or any of its subsidiaries or (y) any corporation with respect to which, following such acquisition, more than 50% of, respectively, the then outstanding shares of common stock of such corporation and the combined voting power of the then outstanding voting securities of such corporation entitled to vote generally in the election of directors is then beneficially owned, directly or indirectly, by all or substantially all of the individuals and entities who were the beneficial owners, respectively, of the Outstanding Company Stock and Company Voting Securities immediately prior to such acquisition in substantially the same portion as their ownership, immediately prior to such acquisition of the Outstanding Company Stock and Company Voting Securities, as the case may be, shall not constitute a Change of Control of the Corporation; or
          (b) individuals who, as of the Effective Date, constitute the Board (the “Incumbent Board”) cease for any reason to constitute at least a majority of the Board, provided that any individual becoming a director subsequent to the Effective Date, whose election or nomination for election by the Corporation’s shareholders was approved by a vote of at least a majority of the directors then comprising the Incumbent Board shall be considered as though such individual whose initial assumption of office is in connection with an actual or threatened election contest relating to the election of the Directors of the Corporation (as such terms are used in Rule 14a-11 of Regulation 14A promulgated under the Exchange Act); or
          (c) consummation of a reorganization, merger or consolidation (a “Business Combination”), in each case, with respect to which all or substantially all of the individuals and entities who were the respective beneficial owners of the Outstanding Company Stock and Company Voting Securities immediately prior to such Business Combination do not, following such Business Combination, beneficially own, directly or indirectly, more than 50% of, respectively, the then outstanding shares of common stock and the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors, as the case may be, of the corporation resulting from such Business Combination in substantially the same proportion as their ownership immediately prior to such Business Combination or the Outstanding Company Stock and Company Voting Securities, as the case may be; or
          (d) (i) a complete liquidation or dissolution of the Corporation or (ii) a sale or other disposition of all or substantially all of the assets of the Corporation other than to a corporation with respect to which, following such sale or disposition, more than 50% of, respectively, the then outstanding shares of common stock and the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors is then owned beneficially, directly or indirectly, by all or substantially all of the individuals and entities who were the beneficial owners, respectively, of the Outstanding Company Stock and Company Voting Securities immediately prior to such sale or disposition in substantially the same proportion as their ownership of the Outstanding Company Stock and Company Voting Securities, as the case may be, immediately prior to such sale or disposition.
     5. CERTIFICATES. Certificates representing the shares of Restricted Stock shall be issued and held by the Corporation in escrow until (i) their delivery to Grantee or Grantee’s estate as set forth herein, subject to the delivery by Grantee or Grantee’s estate of any documents which the Committee in its discretion may require as a condition to the issuance and delivery of shares or (ii) their forfeiture and transfer to the Corporation. Certificates representing shares of Restricted Stock in respect of which the restrictions have lapsed shall be delivered to Grantee or Grantee’s estate as soon as practicable following each Vesting Date (less any shares used to satisfy the Corporation’s withholding obligations, if applicable), provided that all applicable withholding requirements have been met. Any certificates issued in respect of shares of Restricted Stock, at the sole discretion of the Committee, shall bear an appropriate legend referring to the terms, conditions, and restrictions applicable to such Award, substantially in the following form:
“THE TRANSFERABILITY OF THIS CERTIFICATE AND THE COMMON STOCK REPRESENTED HEREBY ARE SUBJECT TO THE TERMS AND CONDITIONS (INCLUDING FORFEITURE) CONTAINED IN THE RESTRICTED STOCK AWARD AGREEMENT DATED AS OF [___], 2005, ENTERED INTO BETWEEN THE REGISTERED OWNER AND MEDICIS PHARMACEUTICAL CORPORATION.”
At the expiration of the Restrictions, the Corporation shall redeliver to the Grantee (or his legal representative, beneficiary or heir) share certificates for the Stock deposited with it without any legend except as otherwise provided by the Plan, this Agreement or applicable law. During the period that the Corporation holds the shares of Restricted Stock in escrow, the Grantee shall have the right to receive dividends on and to vote the Restricted Stock while it is subject to restriction, except as otherwise provided by the Plan. If the Award is forfeited in whole or in part, the Grantee will assign, transfer, and deliver any evidence of the shares of Restricted Stock to the Corporation and cooperate with the Corporation to reflect such forfeiture. By accepting the Award, the Grantee acknowledges that the Corporation does not have an adequate remedy in damages for the breach by the Grantee of the conditions and covenants set forth in this Agreement and agrees that the Corporation is entitled to and may obtain an order or a decree of specific performance against the Grantee issued by any court having jurisdiction.

     6. ADJUSTMENT. The Award may be adjusted as provided in the Plan including, without limitation, Section 11 of the Plan.
     7. NONTRANSFERABILITY; BENEFICIARIES. This Award shall not be assignable or transferable by the Grantee, otherwise than by will or the laws of descent and distribution or pursuant to a beneficiary designation.
     8. REPRESENTATIONS AND WARRANTIES OF THE GRANTEE.
          (a) Upon receipt of the shares of Stock of the Corporation as a result of the lapse of the Restrictions of the Restricted Stock, the Grantee, if so requested by the Corporation, shall represent and warrant to the Corporation that the Grantee is acquiring the shares of Stock for investment and not with a view toward resale or distribution to the public and, if so requested by the Corporation, shall deliver to the Corporation a written statement to that effect satisfactory to the Corporation. Additionally, if so requested by the Corporation, the Grantee will execute and deliver to the Corporation a written agreement that the Grantee will not sell or offer to sell any such shares of Stock unless a registration statement shall be in effect with respect to such shares of Stock under the Securities Act and any applicable state securities law or unless the Grantee shall have furnished to the Corporation an opinion, in form and substance satisfactory to the Corporation, of legal counsel acceptable to the Corporation, that such registration is not required. Furthermore, the Corporation shall have the right to require the Grantee to enter into such stockholder or other related agreements as the Corporation deems necessary or appropriate under the circumstances as a condition to the issuance of any shares of Stock under this Award.
          (b) The Grantee acknowledges that there may be adverse tax consequences upon the vesting of the Restricted Stock or disposition of the shares of Stock once vested, and that the Grantee should consult a tax advisor prior to such time.
          (c) The issuance and transfer of shares of Stock shall be subject to compliance by the Corporation and the Grantee with all applicable requirements of securities laws and with all applicable requirements of any stock exchange on which the Stock may be listed at the time of such issuance or transfer. The Grantee understands that the Corporation is under no obligation to register or qualify the Stock with the Securities and Exchange Commission (“SEC”), any state securities commissions or any stock exchange to effect such compliance.
     9. PAYMENT OF WITHHOLDING TAX.
          (a) Subject to clause 9(b), upon the vesting of the Grantee’s Award, the Grantee shall be required to pay to the Corporation (in cash or cash equivalent) the amount of any federal, state or local taxes of any kind which the Corporation shall be required to withhold with respect thereto. In the event that either (i) Grantee fails to notify the Corporation at least five business days prior to any Vesting Date that Grantee intends to pay to the Corporation the amount of any federal, state or local taxes of any kind which the Corporation shall be required to withhold with respect to the shares of Restricted Stock vesting on such Vesting Date or (ii) Grantee fails to provide timely payment (in cash or cash equivalent) of all sums required by the Corporation pursuant to this Section 9(a), the Corporation shall have the right and option, but not the obligation, to treat such failure as an election by Grantee to provide all or any portion of such required payment by means of tendering vested shares of Restricted Stock having a Fair Market Value equal to the amount of the tax withholding obligation, as determined by the Corporation; provided, however, that in no event shall Grantee be deemed to be tendering a number of shares of Restricted Stock having a value exceeding the minimum amount of tax required to be withheld by law.
          (b) If the Grantee properly elects, within thirty (30) days of the Date of Grant, to include in gross income for federal income tax purposes an amount equal to the Fair Market Value as of the Date of Grant of the shares of Restricted Stock granted hereunder pursuant to Section 83(b) of the Code (a “Section 83(b) Election”), the Grantee shall pay to the Corporation in the year of such grant, any federal, state or local taxes required to be withheld with respect to such shares. If the Grantee fails to make such payments, the Corporation shall, to the extent permitted by law, have the right to deduct from any payment of any kind otherwise due to the Grantee any federal, state or local taxes of any kind required by law to be withheld with respect to such shares of Stock. The Grantee agrees to provide a copy of such election to the Corporation within ten (10) days after filing the election with the Internal Revenue Service. Exhibit A contains a suggested form of Section 83(b) Election.
     10. FORFEITURE FOR FRAUD, DISHONESTY, UNLAWFUL COMPETITION AND OTHER HARMFUL ACTS.
          A. NOTWITHSTANDING ANYTHING TO THE CONTRARY IN THIS AGREEMENT AND IN ADDITION TO THE RESTRICTIONS CONTAINED IN SECTION 2 OF THIS AGREEMENT, ALL UNVESTED RESTRICTED STOCK SHALL BE IMMEDIATELY FORFEITED IF: (i) THE COMMITTEE DETERMINES THAT THE GRANTEE ENGAGED IN ILLEGAL ACTS, FRAUD, DISHONESTY, WILLFUL MISCONDUCT OR OTHER INTENTIONAL CONDUCT DETRIMENTAL TO THE CORPORATION, INCLUDING VIOLATION OF THE CORPORATION’S INSIDER TRADING POLICY (EACH AN “IMPROPER ACT”); (ii) THE GRANTEE’S EMPLOYMENT BY THE CORPORATION IS TERMINATED FOR CAUSE AND THE GRANTEE HAS COMMITTED IMPROPER ACTS; (iii) THE GRANTEE HAS AT ANY TIME DISCLOSED TO ANY PERSON, FIRM, CORPORATION OR OTHER ENTITY ANY OF THE CORPORATION’S PROPRIETARY INFORMATION (AS DEFINED BELOW) WITHOUT THE EXPRESS WRITTEN CONSENT OF THE BOARD, OR EXCEPT AS SUCH DISCLOSURE MAY HAVE BEEN REQUIRED IN CONNECTION WITH THE GRANTEE’S SERVICE AS AN EMPLOYEE OF THE CORPORATION OR BY LAW; (iv) THE GRANTEE SOLICITS OR OTHERWISE INDUCES ANY EMPLOYEE OF THE CORPORATION TO TERMINATE HIS EMPLOYMENT; (v) THE GRANTEE SOLICITS BUSINESS FROM ANY OF THE CORPORATION’S CUSTOMERS WITH WHOM THE GRANTEE HAS A RELATIONSHIP OR THE IDENTITY OF WHOM BECAME KNOWN TO THE GRANTEE BY REASON OF THE GRANTEE’S RELATIONSHIP WITH THE CORPORATION, FOR AND ON BEHALF OF ANY OF THE CORPORATION’S COMPETITORS; (vi) THE GRANTEE DISPARAGES THE CORPORATION OR COMMITS ANY OTHER ACT OF DISLOYALTY; (vii) THE GRANTEE ENGAGES IN ANY CONDUCT IN VIOLATION OF THE GRANTEE’S CONTRACTUAL OBLIGATIONS TO THE CORPORATION, INCLUDING BUT NOT LIMITED TO A VIOLATION OF ANY VALID NON-COMPETITION, NON-DISCLOSURE, NON-SOLICITATION OR OTHER AGREEMENT;

(viii) THE GRANTEE FAILS TO ASSIGN TO THE CORPORATION ANY PATENT, COPYRIGHT, TRADEMARK OR OTHER INTELLECTUAL PROPERTY RIGHT IN VIOLATION OF ANY OF THE CORPORATION’S POLICIES OR ANY AGREEMENT BETWEEN THE CORPORATION AND THE GRANTEE; OR (ix) THE GRANTEE REFUSES TO BE AVAILABLE FOR REASONABLE CONSULTATION WITH RESPECT TO THE SUBJECT MATTER OF THE GRANTEE’S EMPLOYMENT OR ENGAGEMENT FOLLOWING TERMINATION OF SUCH EMPLOYMENT. THE ACTS OR CIRCUMSTANCES DESCRIBED IN THE PRECEDING SENTENCE SHALL BE REFERRED TO AS “EVENTS OF FORFEITURE”.
          B. FOR PURPOSES OF THIS SECTION, THE TERM “PROPRIETARY INFORMATION” SHALL MEAN ALL CONFIDENTIAL OR SECRET CUSTOMER LISTS, PROSPECTIVE CUSTOMER LISTS, TRADE SECRETS, PROCESSES, PRODUCT FORMULATIONS, INVENTIONS, IMPROVEMENTS, MANUFACTURING FORMULATION OR SYSTEMS TECHNIQUES, PRODUCT FORMULAS, DEVELOPMENT OR EXPERIMENTAL WORK, WORKS IN PROCESS, BUSINESS, MARKETING AND COMPETITIVE STRATEGIES, INFORMATION RELATING TO ANY PATENT, TRADEMARK OR OTHER INTELLECTUAL PROPERTY RIGHT OF THE CORPORATION, AND ANY OTHER SECRET OR CONFIDENTIAL PROPRIETARY MATTER RELATING TO OR PERTAINING TO THE CORPORATION OR ITS PRODUCTS, SERVICES, SALES OR BUSINESS.
          C. IN ADDITION TO THE FOREGOING RIGHTS AND ANY AND ALL OTHER RIGHTS WHICH THE CORPORATION (OR ANY OF ITS SUBSIDIARIES OR AFFILIATES) MAY HAVE AGAINST THE GRANTEE AT LAW OR IN EQUITY, THE GRANTEE FURTHER AGREES THAT UPON THE OCCURRENCE OF ANY OF THE EVENTS OF FORFEITURE DESCRIBED IN SUBSECTION A, UPON THE DETERMINATION OF THE COMMITTEE, THE GRANTEE SHALL OWE THE CORPORATION THE FAIR MARKET VALUE OF THE RESTRICTED STOCK (MEASURED AS OF THE DATE THE RESTRICTIONS THEREON LAPSED) OF ALL SHARES VESTED WITHIN THE THREE (3) YEARS PRECEDING THE COMMITTEE’S DETERMINATION THAT AN EVENT OF FORFEITURE HAS OCCURRED. THE GRANTEE SHALL PAY SUCH AMOUNT TO THE CORPORATION WITHIN THIRTY (30) DAYS OF THE COMMITTEE’S WRITTEN DETERMINATION THAT AN EVENT OF FORFEITURE HAS OCCURRED, WHICH DETERMINATION MAY BE MADE BY NOTICE TO THE GRANTEE WITHIN ANY TIME UP TO TWO (2) YEARS FOLLOWING THE GRANTEE’S TERMINATION OF CONTINUOUS SERVICE.
          D. BY ACCEPTING THIS AGREEMENT, THE GRANTEE CONSENTS TO DEDUCTION FROM ANY AMOUNTS THE CORPORATION MAY OWE TO THE GRANTEE FROM TIME TO TIME (INCLUDING AMOUNTS OWED TO THE GRANTEE AS WAGES OR OTHER COMPENSATION, FRINGE BENEFITS, VACATION PAY OR COMMISSIONS) TO THE EXTENT OF ANY AMOUNT WHICH THE GRANTEE OWES THE CORPORATION PURSUANT TO THE PROVISIONS OF SUBSECTION C. WHETHER OR NOT THE CORPORATION ELECTS TO MAKE ANY SET-OFF IN WHOLE OR IN PART, IF THE CORPORATION DOES NOT RECOVER BY MEANS OF THE SET-

OFF THE FULL AMOUNT OWED TO IT BY THE GRANTEE, THEN THE GRANTEE AGREES TO PAY IMMEDIATELY THE UNPAID BALANCE TO THE CORPORATION.
          E. THE GRANTEE MAY BE RELEASED FROM THE GRANTEE’S OBLIGATIONS UNDER THIS SECTION 10 ONLY IF THE COMMITTEE DETERMINES, IN ITS SOLE DISCRETION, THAT SUCH A RELEASE IS IN THE BEST INTERESTS OF THE CORPORATION. SO LONG AS THEY ARE MADE IN GOOD FAITH, ALL DETERMINATIONS BY THE COMMITTEE MADE PURSUANT TO THIS SECTION 10 SHALL BE FINAL, BINDING AND NON-APPEALABLE.
     11. MANDATORY ARBITRATION. In consideration of the terms and conditions set forth herein, including the Corporation’s grant to the Grantee of the Award described above, the Grantee and the Corporation voluntarily promise and agree to arbitrate any and all claims and disputes covered by this Agreement. The arbitration shall be binding arbitration in accordance with the Commercial Arbitration Rules of the American Arbitration Association (“AAA”) and the National Rules for the Resolution of Employment Disputes (“Employment Dispute Rules”) in effect on the date the arbitration is commenced in accordance with this Agreement. The AAA’s Employment Dispute Rules shall govern disputes concerning the term or termination of the Grantee’s employment; all federal, state, or local laws, regulations, statutes, or policies prohibiting employment discrimination and/or harassment (including, without limitation, discrimination or harassment based on race, sex, national origin, religion, age, or disability) and/or unlawful retaliation in termination of employment in violation of any public policy; any policy, compensation, or benefit plan of the Corporation, excluding the Plan; and claims for personal, emotional or physical injury not otherwise governed by Workers’ Compensation. The Commercial Arbitration Rules of the AAA shall govern all other disputes covered by this Agreement, including, without limitation, disputes relating to the Plan. The provisions of this Agreement shall govern the rights of all parties hereto, including but not limited to any party claiming for or on behalf of the Grantee, including the Grantee’s heirs, successors, assigns, personal representatives and bankruptcy trustees. The Grantee and the Corporation further agree that binding arbitration pursuant to this Agreement shall be the sole, exclusive, and final remedy for resolving any such claims and disputes.
          A. CLAIMS COVERED BY MANDATORY ARBITRATION AGREEMENT. With the exception of only those claims specifically excluded in paragraph B, below, this Agreement includes all legally actionable claims that the Grantee may currently, or in the future, have against the Corporation, including without limitation, claims arising under:
          1. any alleged or actual contract, agreement, or covenant (oral, written, or implied), including this Agreement, between the Grantee and the Corporation relating to the Grantee’s employment, the termination of the Grantee’s employment, directorship and/or consultancy or an Award provided to the Grantee;
          2. any policy, compensation, or benefit plan of the Corporation, including the Plan, unless the decision at issue was made by an entity other than the Corporation, in which case the agreement that arbitration is the exclusive remedy applies only to the Grantee’s claims against the Corporation;

          3. all federal, state, or local laws, regulations, statutes, or policies prohibiting employment discrimination and/or harassment, (including, without limitation, discrimination or harassment based on race, sex, national origin, religion, age, or disability) and/or unlawful retaliation;
          4. any public policy;
          5. any and all claims for personal, emotional, physical, or economic injury;
          6. any other rights, obligations, or duties arising out of constitutions, statutes or common law, whether or not specifically referred to in this Agreement, and whether similar to or dissimilar to rights, obligations, or duties referred to in this Agreement, which are or may be granted to any party to this Agreement by the laws of any state or country in which either party resides or engages in the business of the Corporation.
          B. CLAIMS EXCLUDED FROM ARBITRATION AGREEMENT. The only claims not subject to Arbitration under this Agreement are limited to:
          1. any claim by the Grantee for workers’ compensation benefits;
          2. any claim by the Grantee for benefits under a benefit plan of the Corporation which provides its own arbitration procedure;
          3. any claim by a party involving violation of rules, regulations, or laws governing insider trading;
          4. any claim prohibited from binding arbitration by applicable laws or public policy; and
          5. any claim brought before the Equal Employment Opportunity Commission, however, notwithstanding the foregoing, the Grantee agrees that the Grantee’s sole recovery for any damages shall be through the binding arbitration process described herein.
          C. PROCEDURES.
          1. A written request for mediation/arbitration which contains a specific statement of the acts complained of and the statutory or other violation alleged, must be served by mail on the other party, and in duplicate (with a copy of this Agreement attached) on the AAA Office in Phoenix, Arizona or the AAA regional office in which Phoenix is located. The Corporation shall be served at its principal place of business, and the Grantee shall be served at the last home address shown in his/her personnel file. The request shall set forth the names, addresses, and telephone numbers of the parties; the amount in controversy, if any; the remedy sought; and that the hearing location agreed upon is Phoenix, Arizona. The request must be filed within the time limit established by the applicable statute of limitations necessary to perfect an administrative claim or initiate a lawsuit, whichever is sooner, if the dispute involves statutory rights, and when statutory rights are not at issue, within one year of the day on which the act complained of occurred, or notice thereof was given, whichever occurs first.

          2. The parties shall attempt in good faith to select one person by agreement to mediate the dispute. The mediator, after consultation with the parties, will determine the mediation procedures to be followed. The fees and expenses of the mediator, if any, will be paid by the Corporation. If no mutual agreement can be reached as to such person, then the dispute will be settled by binding arbitration under the procedures set forth below. No mediation shall exceed two hours without the Corporation’s written agreement to lengthen the mediation. Mediation is not binding on either party.
          3. If the dispute is not resolved by discussion or mediation within thirty (30) days of the request for mediation/arbitration, the AAA shall administer the arbitration. The AAA shall appoint an arbitrator within thirty (30) days of the AAA’s receipt of notice that the matter was not, or will not be, resolved through mediation. The arbitrator must be licensed to practice law in the state in which the arbitration is convened, and the arbitrator shall, by virtue of background and similar experience, be knowledgeable in matters pertaining to restricted stock award agreements and employment relationships and disputes.
          4. The arbitrator may establish rules for the conduct of the arbitration consistent with the terms of this agreement and the applicable AAA rules. Each party shall have the presumptive right to take two (2) depositions at their own expense. The arbitrator may order additional depositions for good cause shown and such other discovery as the arbitrator considers necessary. Each party shall be entitled to counsel of its choice. All proceedings shall be deemed private and confidential and shall not be disclosed to the public by either the arbitrator or the parties to the arbitration, except as required by legal process or as necessary to judicially challenge an arbitration award under the grounds set forth below. The arbitrator shall have the authority to entertain motions to dismiss and/or motions for summary judgment by any party and shall apply the standards governing such motions under the Federal Rules of Civil Procedure.
          5. In arbitrations governed by the Commercial Arbitration Rules of the AAA, not earlier than thirty (30) nor more than forty-five (45) days after appointment, the arbitrator shall conduct a preliminary hearing in accordance with the AAA “Guidelines for Expediting Large, Complex Commercial Arbitrations.” Not less than five (5) days prior to the preliminary hearing, all parties to the arbitration shall serve upon all other parties to the arbitration a written list of witnesses and exhibits to be used in the arbitration hearing. Except for good cause shown, no witness or exhibit may be utilized at the arbitration hearing other than those set forth on such list. The arbitrator shall have the power to compel production of documents at the hearing by subpoena. Each party shall be entitled to counsel of its choice. All proceedings and information provided at the hearings shall be deemed private and confidential and shall not be disclosed to the public by either the arbitrator or the parties to the arbitration. The arbitrator shall have the authority to entertain motions to dismiss and/or motions for summary judgment by any party and shall apply the standards governing such motions under the Federal Rules of Civil Procedure.
          6. Also in arbitrations governed by the Commercial Arbitration Rules, the arbitrator shall receive evidence in a single hearing which shall be conducted in Phoenix, Arizona. The hearing shall commence not more than sixty (60) days after the appointment of the arbitrator.

          7. In arbitrations governed by the Employment Dispute Rules, the arbitrator shall conduct an Arbitration Management Conference with the parties not later than sixty (60) days after appointment, and shall thereafter conduct the Arbitration in Phoenix, Arizona at a time and date set after consultation with the parties during the Management Conference.
          8. The arbitrator shall issue such award as is proper under the applicable substantive law of Arizona or of the United States, as the case may be, and the evidence. The arbitrator shall have no power or authority to add to or, except as otherwise provided in Section D.4 hereof, to detract from the Agreement of the parties. The arbitrator shall not have authority to alter the terms or conditions of employment lawfully established by the Corporation, nor modify or disregard the standards of professional conduct and performance set by the Corporation in good faith, but shall only determine whether the law has been violated by the acts of either party as specifically alleged.
          9. The arbitrator shall issue a final award not more than twenty (20) days following the conclusion of the hearing. The arbitrator shall have authority to grant injunctive relief in a form substantially similar to that which would otherwise be granted by a court of law. The arbitrator shall issue a written opinion setting forth a statement of the grounds for the award and the method of determining damages, if any, awarded. The award shall be final and binding on all parties and may be entered as a judgment, under seal, and enforced, or injunctive relief maybe sought, in any court of competent jurisdiction. Judicial modification of the award shall be limited to situations in which the arbitrator fails or refuses to apply controlling law or the valid and enforceable terms of this Agreement.
          10. The arbitrator shall be entitled to receive reasonable compensation at an hourly rate to be established by agreement between the arbitrator and the AAA. All fees and expenses of the arbitration, including a transcript if either party requests, will be borne by the parties equally, except that in arbitrations governed by the Employment Dispute Rules, the fees and expenses will be borne by the parties as follows: The Grantee shall pay an amount equivalent to the filing fee in Arizona District Court, plus one-half of the expense of the transcript, and any other amounts deemed fair and reasonable by the arbitrator; the Corporation shall bear the remaining fees and expenses of the arbitration. Each party will pay for the fees and expenses of its own attorneys, experts, witnesses and the presentation of proof and post-hearings briefs, unless the party prevails on a claim for which attorneys’ fees are recoverable by statute or contract, and the arbitrator awards such fees.
          11. Either party may bring an action in a court of competent jurisdiction to compel arbitration under this Agreement, to seek to vacate an arbitration award, and to enforce an arbitration award. Except as otherwise provided in this Agreement, the Grantee agrees that the Grantee will not initiate or prosecute any lawsuit in any way related to any claim covered by this Agreement.
          D. MISCELLANEOUS PROVISIONS. For the purposes of the arbitration provisions of this Agreement:

          1. Notice will be effective on the fifth (5th) day after deposit with the United States Postal Service by certified mail, return receipt requested, properly addressed and with first class postage paid.
          2. The term “Corporation” includes all related entities, all directors, officers, employees, agents, representatives, benefit plans, benefit plan sponsors, fiduciaries, administrators, or affiliates of any of the above, and all successors and assigns of any of the above excluding the Grantee.
          3. If either party pursues a covered claim against the other by action, method or legal proceeding other than arbitration as provided herein, the responding party shall be entitled to dismissal or injunctive relief regarding such action and shall be entitled to recover all costs, losses, and attorneys’ fees related to such other action or proceeding.
          4. This is the complete agreement of the parties on the subject of arbitration of disputes covered by this Agreement. This Agreement supersedes any prior or contemporaneous oral, written or implied understanding on the subject, shall survive the termination of the Grantee’s employment, and can only be revoked or modified by a writing signed by the parties which specifically states an intent to revoke or modify this Agreement. If any provision, or term in a provision, of this Agreement is adjudged to be void or otherwise unenforceable in whole or in part, such adjudication shall not affect the validity of the remainder of the Agreement. To the extent that any provision of this Agreement is held invalid or unenforceable because it is overbroad, that provision shall not be void but shall be limited only to the extent required by applicable law and enforced as so limited.
          5. This Agreement is not, and shall not be construed to create, any contract of employment, express or implied, nor does this Agreement in any way alter the “at will” status of the Grantee’s employment.
     12. MISCELLANEOUS.
          (a) This Award shall be subject in all respects to the terms of the Plan which shall be incorporated herein by reference, and the Award shall be interpreted in accordance with the Plan. The Committee shall interpret and construe the Plan and this Agreement, and its interpretations and determinations shall be conclusive and binding on the parties hereto and any other person claiming an interest hereunder, with respect to any issue arising hereunder or thereunder. In the event of a conflict or inconsistency between the terms and provisions of the Plan and the provisions of this Agreement, the Plan shall govern and control. All capitalized terms not defined herein shall have the meanings ascribed to them in the Plan.
          (b) The masculine pronoun shall be deemed to include the feminine, and the singular number shall be deemed to include the plural unless a different meaning is plainly required by the context.
          (c) Every provision of this Agreement is intended to be severable, and any illegal or invalid term shall not affect the validity or legality of the remaining terms.

          (d) This Agreement may be executed by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original, but all such counterparts shall together constitute the same instrument.
          (e) The Grantee acknowledges that the Grantee is, and at all times will be, an employee-at-will of the Corporation, and nothing contained herein shall be construed to alter or affect the Grantee’s at-will employment status. The Grantee acknowledges that the Grantee’s at-will status can be modified only by a written contract which (a) sets forth an express restriction on the Grantee’s at-will status; (b) is signed by both the Grantee and the President of the Corporation; and (c) expresses the specific intent that it is a contract of employment intended to modify the Grantee’s at-will status. The Grantee’s Continuous Service is terminable by the Corporation or by the Grantee, with or without cause, and with or without notice, at any time. In the event of the termination of the Grantee’s Continuous Service, the Corporation shall have no liability to the Grantee, other than to pay the Grantee the compensation due through the Grantee’s last day of employment or other service, and such termination shall not diminish or affect the enforceability of this Agreement.
          (f) This Agreement shall be administered, interpreted and enforced under the internal laws of the state of Delaware, without giving effect to the conflicts of law principles thereof. Any arbitration, application for injunctive relief, or litigation relating to the Agreement shall be filed and conducted in Maricopa County, Arizona.
          (g) The Corporation’s failure to enforce at any time any provision of this Agreement or to require at any time performance by the Grantee of any of the provisions hereof shall in no way be construed to be a waiver of such provisions or to affect either the validity of this Agreement, or any part hereof, or the right of the Corporation thereafter to enforce each and every provision in accordance with the terms of this Agreement.
     UPON ENTERING INTO THIS AGREEMENT, THE GRANTEE WARRANTS THAT HE HAS CAREFULLY READ THIS AGREEMENT, UNDERSTANDS ITS TERMS, AND HAS VOLUNTARILY AGREED TO ENTER INTO IT WITHOUT RELIANCE ON ANY REPRESENTATIONS OR PROMISES BY THE CORPORATION OTHER THAN AS SET FORTH IN THIS AGREEMENT.
     THE GRANTEE HAS HAD SUFFICIENT OPPORTUNITY BEFORE SIGNING THE AGREEMENT TO ASK ANY QUESTIONS THE GRANTEE HAS ABOUT THE AGREEMENT AND HAS RECEIVED SATISFACTORY ANSWERS TO ALL SUCH QUESTIONS.
     THE GRANTEE UNDERSTANDS THE GRANTEE’S RIGHTS AND OBLIGATIONS UNDER THIS AGREEMENT AND VOLUNTARILY ENTERS INTO IT.
     THE GRANTEE ACKNOWLEDGES THE GRANTEE’S “AT-WILL” EMPLOYMENT STATUS.
     THE GRANTEE RECOGNIZES THE GRANTEE’S WAIVER OF RIGHT TO A JURY TRIAL BY AGREEING TO MANDATORY ARBITRATION.

     THIS AGREEMENT CONTAINS A BINDING ARBITRATION PROVISION. THE ARBITRATION PROVISION MAY BE ENFORCED BY THE CORPORATION AND BY THE GRANTEE.
     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed on the day and year first above written.

MEDICIS PHARMACEUTICAL
CORPORATION

By:

GRANTEE

By:

MEDICIS PHARMACEUTICAL CORPORATION
2004 STOCK INCENTIVE PLAN
Exhibit A
Section 83(b) Election Form
Attached is an Internal Revenue Code Section 83(b) Election Form. IF YOU WISH TO MAKE A SECTION 83(B) ELECTION, YOU MUST DO SO WITHIN 30 DAYS AFTER THE DATE THE SHARES OF RESTRICTED STOCK COVERED BY THE ELECTION WERE TRANSFERRED TO YOU. In order to make the election, you must completely fill out the attached form and file one copy with the Internal Revenue Service office where you file your tax return. In addition, one copy of the statement also must be submitted with your income tax return for the taxable year in which you make this election. Finally, you also must submit a copy of the election form to the Corporation within 10 days after filing that election with the Internal Revenue Service. A Section 83(b) election normally cannot be revoked.

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MEDICIS PHARMACEUTICAL CORPORATION
2004 STOCK INCENTIVE PLAN

Election to Include Value of Restricted Stock in Gross Income
in Year of Transfer Under Internal Revenue Code Section 83(b)

     Pursuant to Section 83(b) of the Internal Revenue Code, I hereby elect within 30 days after receiving the property described herein to be taxed immediately on its value specified in item 5 below.
1. The name, address and taxpayer identification number of the undersigned taxpayer are:

S.S.N. or T.I.N.:

     The name, address and taxpayer identification number of the taxpayer’s spouse are (complete if applicable):

S.S.N. or T.I.N.:

2. Description of the property with respect to which I am making this election:
     __________ shares of common stock of Medicis Pharmaceutical Corporation (the “Restricted Stock”).
3. The shares of Restricted Stock were transferred to me on ___________ ___, 200___.
4. This election relates to the 200___ calendar taxable year.
5. The shares of Restricted Stock are subject to the following restrictions:
The shares of Restricted Stock may not be transferred and are subject to forfeiture in the event of my termination of employment with Medicis Pharmaceutical Corporation and its subsidiaries (the “Restrictions”). The Restrictions will lapse in a series of annual installments over a five (5)-year period ending on ___, 20___.
6. Fair market value:
The fair market value at the time of transfer (determined without regard to any restrictions other than restrictions which by their terms will never lapse) of the

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shares of Restricted Stock with respect to which I am making this election is $_____ per share.
7. Amount paid for Restricted Stock:
The amount I paid for the Restricted Stock is $ _____ per share.
8. Furnishing statement to employer:
A copy of this statement has been furnished to my employer, Medicis Pharmaceutical Corporation. If the transferor of the Restricted Stock is not my employer, that entity also has been furnished with a copy of this statement.

Dated:	Taxpayer Signature

The undersigned spouse of taxpayer joins in this election. (Complete if applicable).

Dated:	Spouse’s Signature

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